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                                    AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT

     THIS AMENDMENT (the "Amendment") to the Employment Agreement by and between Dr. Y. Joseph Mo (the "Executive") and NexMed, Inc. a Nevada corporation (the "Company"), dated as of February 26, 2002 (the "Agreement"), is made effective as of September 26, 2003, by and between the Company and the Executive.

                                 WITNESSETH THAT

     WHEREAS, the Company and the Executive are parties to the Agreement; and

     WHEREAS, the Company and the Executive wish to amend the Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which the Company and the Executive hereby acknowledge, the Company and the Executive hereby agree that the Agreement shall be amended, effective as of September 26, 2003, as follows:

1. Section 3(c) of the Agreement shall be amended by adding to the end thereof the following:

     "(iv) All of Executive's outstanding but unvested stock options shall vest immediately upon the occurrence of a Change in Control (as defined in Appendix A hereto)"

     All provisions of the Agreement not specifically mentioned in this Amendment shall be considered modified to the extent necessary to be consistent with the changes made by this Amendment. This Amendment may be executed in counterparts, each of which shall be deemed an original, and said counterparts shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Executive has hereunto set his hand and the Company has caused this Amendment to be executed.

NEXMED, INC.                                            EXECUTIVE


Vivian H. Liu                                           /s/ Y. Joseph Mo
-----------------------------------------------------   Date: September 26, 2003
By: Vivian H. Liu
Title: Vice President, Acting Chief Financial Officer
       and Secretary
Date:  September 26, 2003